UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2
Martha Stewart Living Omnimedia, Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 20, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Letter to Stockholders, Notice of Annual Meeting, Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 30, 2008.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
MARTHA STEWART LIVING OMNIMEDIA, INC.
Vote In Person
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting MARTHA STEWART LIVING OMNIMEDIA, INC. attendance. At the Annual Meeting you will need to request a ballot
C/O MELLON INVESTOR SERVICES to vote these shares. 480 WASHINGTON BOULEVARD - 29TH FLOOR JERSEY CITY, NJ 07310 Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.
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Notice of Annual Meeting

The 2008 Annual Meeting of Stockholders
is to be held on May 20, 2008 at 3:00 P.M.
at: The Equitable Auditorium
787 Seventh Avenue (Between 51st & 52nd Streets)
New York, NY

Only stockholders of record at the close of business on March 24, 2008 are entitled to vote.

787 7th Ave. New York City, NY 10019 (212)554-1115
Between 51st and 52nd streets



W 57th St
W 62nd St
W 59th St
W 54th St
W 56th St
W 53rd St
W 42nd St
E 69th St
E 66th St
E 63rd St
E 59th St
E 53rd St
E 50th St
Broadway
11th Ave
10th Ave
9th Ave
8th Ave
Park Ave
EPG

Directions to the Equitable Auditorium

From Lincoln Tunnel (South)

1. Take the exit on the LEFT toward I-495 E/ 42 ST/ RT-9A/ ALL POINTS.
2. Stay STRAIGHT to go onto DYER AVE.
3. Turn RIGHT onto W 42ND ST.
4. Turn LEFT onto 8TH AVE.
5. Turn RIGHT onto W 52ND ST.
6. Turn RIGHT onto 7TH AVE.
7. End at 787 7th Ave New York, NY 10019.

From George Washington Bridge (North)

1. Start out going SOUTHEAST on ramp.
2. Merge onto NY-9A S via the exit on the LEFT toward DOWNTOWN.
3. Turn LEFT onto W 52ND ST.
4. Turn RIGHT onto 7TH AVE.
5. End at 787 7th Ave New York, NY 10019.

By Subway

The closest stations (available from North or South):
50th Street Station - A, C, or E Trains
49th Street Station - N, R, W, F, V, B or D Trains
From either station walk east to 7th Avenue. Then continue North to 51st Street. AXA-Equitable Building Stretches between 51st and 52nd Street on 7th Avenue.

** Please note, if you require more specific directions, please do not hesitate to contact The Equitable. You may also check the website for directions at: www.epgny.com

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Voting items
The Board of Directors recommends a vote FOR: 1. The election to the Board of Directors of the 7 nominees named below. Nominees:
01 Charlotte Beers 02 Rick Boyko 03 Michael Goldstein 04 Charles A. Koppelman 05 Susan Lyne 06 Thomas C. Siekman 07 Todd Slotkin
2. A proposal to approve the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan.

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